                                                                    EXHIBIT 10.8


                             U.S. HOME CORPORATION

                              AMENDED AND RESTATED
                       1996 EMPLOYEES' STOCK OPTION PLAN

                 1.       PURPOSES.

                 The Amended and Restated 1996 Employees' Stock Option Plan (the "Stock Option Plan") is intended to provide an incentive for key employees of U.S. Home Corporation (the "Company") and its subsidiaries and divisions in order to encourage them to remain in the employ of the Company and contribute to the Company's success by granting them stock options.

                 2.       ADMINISTRATION.

                 (a) The Board of Directors of the Company (the "Board") will (i) administer the Stock Option Plan, (ii) establish, subject to the provisions of the Stock Option Plan, such rules and regulations as it may deem appropriate for the proper administration of the Stock Option Plan and (iii) make such determinations under, and such interpretations of, and take such steps in connection with, the Stock Option Plan or the options issued thereunder as it may deem necessary or advisable.

                 (b) The Board may from time to time appoint a Committee (the "Committee") which will be comprised of at least three members of the Board, all of whom are to be non-employee directors (as defined herein) and outside directors (as defined herein), and may delegate to the Committee full power and authority to take any and all action required or permitted to be taken by the Board under the Stock Option Plan, whether or not the power and the authority of the Committee is hereinafter fully set forth. The members of the Committee may be appointed from time to time by the Board and serve at the pleasure of the Board. The Board, if each member is an outside director, or the Committee, as applicable, will hereinafter be referred to as the "Administrator."

                 (c) For the purposes hereof, (i) a "non-employee director" is a director who, on a given date, is a non-employee director within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) an "outside director" is a director who, on a given date, is an outside director within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "IRC").

                 3.       STOCK.

                 The stock (the "Stock") to be made the subject of an option under the Stock Option Plan will be the shares of common stock, $.01 par value per share, of the Company, whether authorized and unissued or treasury stock. The total amount of Stock for which options may be granted under the Stock Option Plan will not exceed, in the aggregate, 500,000 shares, subject to adjustment in accordance with the provisions of Section 11 hereof. Any shares of

Stock which were the subject of unexercised portions of any terminated or expired options may again be subject to the grant of options under the Stock Option Plan.

                 4.       AWARD OF OPTIONS.

                 (a) The Administrator may award options to those Officers (as defined herein) selected by the Administrator in the amounts determined by the Administrator, provided that the maximum number of shares of Stock which may be the subject of options granted to any individual in any calendar year is 250,000. Such options will be exercisable in accordance with the terms hereof.

                 (b) The Administrator may, at any time prior to the expiration of 10 years from the date on which the Stock Option Plan is adopted, authorize the granting of options to such members of that class of the Company's key employees consisting of the officers and managerial or supervisory personnel, who are salaried employees of the Company (the "Officers"), as it may select, and in such amounts and in such installments as it will designate, subject to the provisions of this Section. The Administrator, in its sole discretion, will designate such options as (i) "Incentive Stock Options" within the meaning of Section 422 of the IRC, (ii) other stock options subject to the terms and conditions set forth herein ("Nonqualified Stock Options") or (iii) any combination of Incentive Stock Options and Nonqualified Stock Options. In the event that any portion of an option cannot be exercised as an Incentive Stock Option by reason of the limitation contained in Section 422(d) of the IRC, such portion will be treated as a Nonqualified Stock Option.

                 (c) No person will be eligible to receive or hold an Incentive Stock Option under the Stock Option Plan if, immediately after such option is granted, such person owns (within the meaning of Section 422 of the IRC) stock possessing more than 10 percent of the total combined voting power or value of all classes of capital stock of the Company.

                 (d) All Incentive Stock Options will be evidenced by a written agreement in substantially the form of Exhibit A annexed hereto, and all Nonqualified Stock Options will be evidenced by a written agreement in substantially the form of Exhibit B annexed hereto (each an "Option Agreement").

                 5.       PRICE.

                 (a) The exercise price of an option will be the closing price of the Stock on the New York Stock Exchange ("NYSE") on the day that such option is granted if a sale is executed on such Exchange on that day, and if there was no such sale, the price will be the closing price of the Stock on the last preceding day on which a sale was executed. Notwithstanding the foregoing, the exercise price of such option will in no event be less than 95% of the average of the daily last sale prices of the Stock on the NYSE (or if no sale takes place on any such day on the NYSE, the average of the last reported closing bid and asked prices on such day as officially quoted on the NYSE) for the 20 consecutive trading days immediately prior to the date such option is granted, unless otherwise determined by the Administrator.

                 (b) The closing price of the Stock, as of any particular day, will be as reported in The Wall Street Journal; provided, however, that if the Stock is not listed on the New York Stock Exchange on the date the particular option is granted, the exercise price will be not less than the fair market value of the shares of Stock covered by the option at the time that the option is granted, as determined by the Administrator based on such empirical evidence as it deems to be necessary under the circumstances.

                 6.       TERM.

                 Subject to Sections 8 and 9 hereof, an option may be exercised by the holder thereof (a "Holder") at such times and in such installments, if any, as may be specified in such Holder's Option Agreement, which will provide that no option will be exercised in any amount later than 10 years from the date such option was granted.

                 7.       TRANSFERABILITY.

                 No option will be transferable by a Holder other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the IRC or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). During the lifetime of a Holder, the option will be exercisable only by such Holder. An Officer who acquires Stock hereunder will only transfer such Stock in compliance with applicable federal and state securities laws.

                 8.       TERMINATION OF EMPLOYMENT.

                 Except to the extent otherwise specified by the Administrator, if, on or after the date an option is granted under the Stock Option Plan, (i)
(A) a Holder's employment with the Company is terminated by the Company for any reason other than (x) for Cause (as defined in the applicable Option Agreement), or (y) death or disability (within the meaning of Section 22(e)(3) of the IRC), (B) the Holder retires in accordance with the Company's normal retirement policy or with the consent of the Board, or (C) such Holder's employment with the Company is Constructively Terminated (as defined in the applicable Option Agreement), the Holder will have the right, not later than the earlier of (a) three months after such termination or retirement or (b) the termination date of the option, to exercise the option, to the extent the right to exercise such option will have accrued at the date of such termination of employment or retirement, except to the extent that such option theretofore will have been exercised, or (ii) a Holder's employment with the Company is terminated (A) by the Company for Cause, or (B) by the Holder for any reason other than due to (x) such Holder being Constructively Terminated,

(y) such Holder's retirement in accordance with the Company's normal retirement policy or with the consent of the Board or (z) such Holder's death or disability, the right to exercise the option will thereupon terminate.

                 9.       DEATH OR DISABILITY.

                 (a) Except to the extent otherwise specified by the Administrator and as provided in paragraph (b) of this Section 9, if a Holder's employment with the Company is terminated because of disability (within the meaning of Section 22(e)(3) of the IRC), the disabled Holder will have the right, not later than the earlier of (i) one year after such termination or
(ii) the termination date of the option, to exercise the option, to the extent the right to exercise such option will have accrued at the date of such termination of employment, except to the extent that such option theretofore has been exercised.

                 (b) Except to the extent otherwise specified by the Administrator, if a Holder dies while in the employ of the Company or within three months after termination of employment with the Company because of disability, such Holder's personal representative or the person or persons to whom the option will have been transferred by will or by the laws of descent and distribution will have the right, not later than the earlier of (i) one year after the date of such Holder's death or (ii) the termination date of the option, to exercise such option, to the extent the right to exercise such option shall have accrued at the date of death or disability, except to the extent such option theretofore will have been exercised.

                 10.      PAYMENT FOR STOCK.

                 (a) The purchase price of Stock issued upon exercise of options granted hereunder will be paid in full on the date of purchase. Payment will be made either in cash or such other consideration as the Administrator deems appropriate, including, without limitation, Stock already owned by the Holder or Stock to be acquired by the Holder upon exercise of the option having a total fair market value, as determined by the Administrator, equal to the purchase price, or a combination of cash and Stock having a total fair market value, as so determined, equal to the purchase price.

                 (b) The Company may make loans to such Holders as the Administrator, in its discretion, may determine in connection with the exercise of options granted under the Stock Option Plan; provided, however, that the Administrator will have no discretion to authorize the making of any loan where the possession of such discretion or the making of such loan would result in a "modification" (as defined in Section 424(h) of the IRC) of any Incentive Stock Option. Such loans will be subject to the following terms and conditions and such other terms and conditions as the Administrator will determine not inconsistent with the Stock Option Plan. Such loans will bear interest at such rates as the Administrator will determine from time to time, which rates may be below then current market rates (except in the case of Incentive Stock

Options). In no event may any such loan exceed the fair market value, at the date of exercise, of the shares covered by the option, or portion thereof, exercised by the Holder. No loan will have an initial term exceeding five years, but any such loan may be renewable at the discretion of the Administrator. When a loan is made, the Holder will pledge to the Company shares of Stock having a fair market value at least equal to the principal amount of the loan. Every loan will comply with all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction over the Company.

                 (c) Stock will not be issued upon the exercise of options unless and until the aggregate amount of federal, state or local taxes of any kind required by law to be withheld with respect to the exercise of such options have been paid or satisfied or provision for their payment and satisfaction has been made upon such terms as the Administrator may prescribe, including, without limitation, payment of any such taxes by exchanging shares of Stock previously owned by the Holder or acquired upon the exercise of an option.

                 11.      STOCK ADJUSTMENTS.

                 (a) The total amount of Stock for which options may be granted under the Stock Option Plan and option terms (both as to the number of shares of Stock and the price of the option) will be appropriately adjusted for any increase or decrease in the number of outstanding shares of Stock resulting from payment of a stock dividend on the Stock, a subdivision or combination of the Stock, or a reclassification of the Stock, and (in accordance with the provisions contained in the following paragraph) in the event of a consolidation or a merger in which the Company will be the surviving corporation.

                 (b) After any merger of one or more corporations into the Company in which the Company will be the surviving corporation, or after any consolidation of the Company and one or more other corporations, each Holder will, at no additional cost, be entitled, upon any exercise of his option, to receive, in lieu of the number of shares of Stock as to which such option will then be so exercised, the number and class of shares of stock, other securities or other consideration to which such Holder would have been entitled pursuant to the terms of the applicable agreement of merger or consolidation if at the time of such merger or consolidation such Holder had been a Holder of record of a number of shares of Stock equal to the number of shares for which such option may then be so exercised. Comparable rights will accrue to each Holder in the event of successive mergers or consolidations of the character described above.

                 (c) In the event of any sale of all or substantially all of the assets of the Company, or any merger of the Company into another corporation, or any dissolution or liquidation of the Company or, in the discretion of the Board, any consolidation or other reorganization in which it is impossible or impracticable to continue in effect any options, all options granted under the Stock Option Plan and not previously exercised will become exercisable by Holders who are at such time in the employ of the Company or any of its subsidiaries or divisions, commencing 10 days before the scheduled closing of such event, and will terminate unless exercised at least one business day before the scheduled closing of such event; provided, that any such exercise will be conditioned on the closing of such transaction; and provided further, that the Administrator may, in its discretion, require instead that all options granted under the Stock Option Plan and not previously exercised will be assumed by such other corporation on the basis provided in the preceding paragraph.

                 (d) The adjustments described in this Section 11 and the manner of application of the foregoing provisions will be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

                 12.      RIGHTS AS A STOCKHOLDER.

                 A Holder or a transferee of an option will have no rights as a stockholder with respect to any share of Stock covered by such Holder's option until such Holder has become the Holder of record of such share of Stock, and, except for stock dividends as provided in Section 11 hereof, no adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights in respect of such share for which the record date is prior to the date on which he will become the holder of record thereof.

                 13.      AMENDMENT AND TERMINATION.

                 The Board may at any time terminate, amend or modify the Stock Option Plan in any respect it deems suitable; provided, however, that no such action of the Board, without the approval of the stockholders of the Company, may (i) materially increase the benefits accruing to employees eligible to receive options under the Stock Option Plan, (ii) materially increase the total amount of Stock for which options may be granted under the Stock Option Plan or
(iii) materially modify the requirements for participation in the Stock Option Plan; provided, further, that no amendment, modification or termination of the Stock Option Plan may (A) in any manner affect any option theretofore granted under the Stock Option Plan without the consent of the then Holder or (B) modify the allocation of options to the persons designated by the Administrator.

                 14.      INVESTMENT PURPOSE.

                 At the time of exercise of any option, the Company may, if it will deem it necessary or desirable for any reason, require the Holder to (i) represent in writing to the Company that it is such Holder's then intention to acquire the Stock for investment and not with a view to the distribution thereof or (ii) postpone the date of exercise until such time as the Company has available for delivery to the Holder a prospectus meeting the requirements of all applicable securities laws.

                 15.      RIGHT TO TERMINATE EMPLOYMENT.

                 Nothing contained herein or in any Option Agreement will restrict the right of the Company to terminate the employment of any Holder at any time, with or without Cause.

                 16.      FINALITY OF DETERMINATIONS.

                 Each determination, interpretation, or other action made or taken pursuant to the provisions of the Stock Option Plan by the Administrator will be final and be binding and conclusive for all purposes.

                 17.      INDEMNIFICATION OF DIRECTORS.

                 Each director of the Company will be indemnified by the Company against all costs and expenses reasonably incurred by such director in connection with any action, suit or proceeding to which he or she or any of the other directors may be a party by reason of any action taken or failure to act under or in connection with the Stock Option Plan, or any option granted thereunder, and against all amounts paid by the other directors in settlement thereof (provided such settlement will be approved by independent legal counsel) or paid by the other directors in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, a director of the Company will notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such director undertakes to handle it on his or her own behalf.

                 18.      SUBSIDIARY AND PARENT CORPORATIONS.

                 Unless the context requires otherwise, references under the Stock Option Plan to the Company will be deemed to include any divisions of the Company and any subsidiary corporations and parent corporations of the Company, as those terms are defined in Section 424 of the IRC.

                 19.      GOVERNING LAW.

                 The Stock Option Plan will be governed by the laws of the State of Delaware.

                 20.      EFFECTIVE DATE.

                 The Stock Option Plan will become effective upon the date of its adoption by the Board and options may be granted on or subsequent to such date but no option may be exercised under the Stock Option Plan unless and until the Stock Option Plan shall have been approved by the stockholders of the Company within 12 months after its adoption by the Board. If the Stock Option Plan is not so approved by the stockholders, all options granted hereunder shall be null and void.

                 21.      OVERRIDE.

                 With respect to persons subject to Section 16 of the Exchange Act, transactions under the Stock Option Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Exchange Act. To the extent any provision of the Stock Option Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

                                                                       EXHIBIT A

                             U.S. HOME CORPORATION
                              AMENDED AND RESTATED
                       1996 EMPLOYEES' STOCK OPTION PLAN

                        INCENTIVE STOCK OPTION AGREEMENT


                 OPTION AGREEMENT, dated as of ______________ __, ___ between U.S. HOME CORPORATION, a Delaware corporation (the "Company"), and _______________________ (the "Holder").

                 1.       PURPOSE.

                 The purpose of this Incentive Option Agreement (this "Agreement") is to set forth the terms and conditions of the incentive stock option granted to the Holder under the U.S. Home Corporation Amended and Restated 1996 Employees' Stock Option Plan (the "Stock Option Plan"). The terms and conditions (including defined terms) of the Stock Option Plan are expressly incorporated herein and made a part hereof with the same force and effect as if fully set forth herein. The acceptance by the Holder of the Option (as hereinafter defined) granted hereby will constitute acceptance of and agreement with all of the terms and conditions contained in this Agreement and the Stock Option Plan.

                 2.       GRANT OF OPTION.

                 The Company hereby grants to the Holder an option (the "Option") to purchase all or any part of an aggregate of _______ shares of the Company's common stock, $.01 par value per share (the "Stock"), at a price of $______* per share (the "Exercise Price"), subject to adjustment as herein provided. Such Option is intended to qualify as an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "IRC"); provided, however, that to the extent that any portion of this Option cannot be exercised as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the IRC, such portion will be treated as a Nonqualified Stock Option.

                 3.       TERM OF OPTION.

                 (a) Subject to Sections 4 and 5 hereof, the Option shall be exercisable as follows:





__________________________________

*        To be determined pursuant to Section 5 of the Stock Option Plan.

                 (b) The Option will expire on the date 10 years from the date hereof. Any exercise will be accompanied by a written notice to the Company in substantially the form attached hereto as Schedule 1.

                 4.       TERMINATION OF EMPLOYMENT.

                 (a) Except to the extent otherwise specified by the Administrator, if, on or after the date an Option is granted under the Stock Option Plan, (i)(A) the Holder's employment with the Company is terminated by the Company for any reason other than (x) for Cause (as herein defined), or (y) death or disability (within the meaning of Section 22(e)(3) of the IRC), (B) the Holder retires in accordance with the Company's normal retirement policy or with the consent of the board of directors of the Company (the "Board"), or (C) the Holder's employment with the Company is Constructively Terminated (as defined herein), the Holder will have the right, not later than the earlier of
(a) three months after such termination or retirement or (b) the termination date of the Option to exercise the Option, to the extent the right to exercise such Option will have accrued at the date of such termination of employment or retirement, except to the extent that such Option theretofore will have been exercised, or (ii) the Holder's employment with the Company is terminated (A) by the Company for Cause or (B) by the Holder for any reason other than due to
(x) the Holder being Constructively Terminated, (y) the Holder's retirement in accordance with the Company's normal retirement policy or with the consent of the Board, or (z) the Holder's death or disability, the right to exercise the Option will thereupon terminate.

                 (b) For purposes of this Agreement, the term "Cause" means (i) the Holder's continuing willful failure to perform his or her duties with respect to the Company (other than as a result of total or partial incapacity due to physical or mental illness), (ii) gross negligence or malfeasance by the Holder in the performance of his duties with respect to the Company, (iii) an act or acts on the Holder's part constituting a felony under the laws of the United States or any state thereof which results or was intended to result directly or indirectly in gain or personal enrichment by the Holder at the expense of the Company or (iv) any other circumstances set forth in an employment agreement between the Company and the Holder which would constitute grounds for the Company to terminate the employment of the Holder for Cause.

                 (c) For purposes of this Agreement, the term "Constructively Terminated" means (i) a reduction in an amount equal to or greater than 15 percent of the Holder's base salary, (ii) a material reduction in the Holder's job function, duties or responsibilities or (iii) a required relocation of the Holder of more than 50 miles from the Holder's current job location; provided, however, that the employment with the Company will not be deemed to be Constructively Terminated in the event he or she is required to be a Division Chairman or Division President with the Company and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in connection with such change in position; provided, further, that the employment with the Company will not be deemed to be Constructively Terminated in the event he or she is required to be a Division Chairman or Division President of a division other than the division he or she is currently employed by and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in connection with such change in position; provided, further, that the employment of any person will not be deemed Constructively Terminated unless the Holder actually terminates his or her employment with the Company within 60 days after the occurrence of an event specified in clauses (i), (ii) or (iii) above.

                 5.       DEATH OR DISABILITY.

                 (a) Except to the extent otherwise specified by the Administrator and as provided in paragraph (b) of this Section 5, if the Holder's employment with the Company is terminated because of his or her disability (within the meaning of Section 22(e)(3) of the IRC), the disabled Holder will have the right, not later than the earlier of (i) one year after such termination or (ii) the date 10 years from the date hereof, to exercise the Option, to the extent the right to exercise the Option will have accrued hereunder at the date of such termination of employment, except to the extent the Option theretofore will have been exercised.

                 (b) Except to the extent otherwise specified by the Administrator, if the Holder dies while in the employ of the Company or within three months after termination of his or her employment with the Company or any Subsidiary or division thereof because of his or her disability, his personal representative or the person or persons to whom the Option will have been transferred by will or by the laws of descent and distribution will have the right, not later than the earlier of (i) one year after the date of the Holder's death or (ii) the date 10 years from the date hereof, to exercise the Option, to the extent the right to exercise the Option will have accrued at the date of death or disability, except to the extent the Option theretofore will have been exercised.

                 6.       TRANSFERABILITY.

                 The Option will not be transferable by the Holder other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the IRC or Title I of the Employee Retirement Income Security Act of 1974, as amended. During the lifetime of the Holder, the Option will be exercisable only by such Holder. If the Holder acquires Stock hereunder, he or she will only transfer such Stock in compliance with applicable federal and state securities laws.

                 7.       PAYMENT OF EXERCISE PRICE.

                 Payment for shares of Stock issued upon exercise of the Option will be paid in full on the date of purchase. Payment will be made either in cash or in such other consideration as the Administrator (as defined in the Stock Option Plan) deems appropriate. Notwithstanding the foregoing, shares of Stock will not be issued upon exercise of the Option unless and until the aggregate amount of federal, state and local taxes of any kind required to be withheld with respect to such exercise have been paid or satisfied or provision for their payment and satisfaction has been made upon such terms as the Administrator may prescribe.

                 8.       ADJUSTMENT TO OPTION.

                 The number of shares of Stock subject to the Option and the Exercise Price will be adjusted, as necessary, in accordance with the provisions of Section 11 of the Stock Option Plan.

                 9.       NO RIGHTS AS STOCKHOLDER.

                 The Holder will have no rights as a stockholder with respect to any Stock covered by the Option until he or she has become the holder of record of such Stock, and, except for stock dividends as provided in Section 11 of the Stock Option Plan, no adjustment will be made for dividends (ordinary or extra-ordinary, whether in cash, securities or other property) or distributions or other rights in respect of such Stock for which the record date is prior to the date on which he or she will become the holder of record thereof.

                 10.      NO RIGHT TO CONTINUED EMPLOYMENT.

                 Nothing contained herein will restrict any right of the Company to terminate the employment of the Holder at any time, with or without Cause.

                 11.      REPRESENTATIONS.

                 At the time of any exercise of the Option, the Company may, if it will deem it necessary or desirable for any reason, require the Holder (i) to represent in writing to the Company that it is his then intention to acquire the Stock for investment and not with a view to the distribution thereof or
(ii) to postpone the date of exercise until such time as the Company has available for delivery to the Holder a prospectus meeting the requirements of all applicable federal or state securities laws.

                 12.      GOVERNING LAW.

                 This Agreement will be governed by the laws of the State of Delaware.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                        U.S. HOME CORPORATION


                                        By:__________________________
                                           Name:
                                           Title:


                                        HOLDER


                                        _____________________________
                                                 Signature

                                        Name:  _______________________


                                        Address:  _____________________

                                                  _____________________

                                                                      SCHEDULE 1
U.S. Home Corporation
1800 West Loop South
Houston, Texas  77252

Attention:  Secretary

                 Re:      Notice of Exercise of Incentive Stock Option

Dear Sir:

                 I am the holder of the below-described incentive stock option granted under the U.S. Home Corporation (the "Company") Amended and Restated 1996 Employees' Stock Option Plan:

                             Number of Shares                  Exercise Price
Date of Option               Subject to Option                 Per Share


                 I hereby exercise my option to purchase ______ shares of the common stock, $.01 par value per share, of the Company, reserving my right to purchase any remaining shares subject to the option in accordance with its terms.

Dated:  ____________ __, ____

                                   Very truly yours,

                                   _________________________________
                                   Signature

                                   Name: ___________________________

                                   Address: ________________________

                                            ________________________

                                                                       EXHIBIT B


                             U.S. HOME CORPORATION
                              AMENDED AND RESTATED
                       1996 EMPLOYEES' STOCK OPTION PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT


                 OPTION AGREEMENT, dated as of ______________ __, ____ between U.S. HOME CORPORATION, a Delaware corporation (the "Company"), and _______________________ (the "Holder").

                 1.       PURPOSE.

                 The purpose of this Nonqualified Stock Option Agreement (this "Agreement") is to set forth the terms and conditions of the stock option granted to the Holder under the Amended and Restated 1996 Employees' Stock Option Plan (the "Stock Option Plan"). The terms and conditions (including defined terms) of the Stock Option Plan are expressly incorporated herein and made a part of hereof with the same force and effect as if fully set forth herein. The acceptance by the Holder of the Option (as hereinafter defined) granted hereby will constitute acceptance of and agreement with all of the terms and conditions contained in this Agreement and the Stock Option Plan.

                 2.       GRANT OF OPTION.

                 The Company hereby grants to the Holder an option (the "Option") to purchase all or any part of an aggregate of _______ shares of the Company's common stock, $.01 par value per share (the "Stock"), at a price of $______* per share (the "Exercise Price"), subject to adjustment as herein provided. Such Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "IRC").

                 3.       TERM OF OPTION.

                 (a) Subject to Sections 4 and 5 hereof, the Option shall be exercisable as follows:





__________________________________

*        To be determined pursuant to Section 5 of the Stock Option Plan.

                 (b) The Option will expire on the date 10 years from the date hereof. Any exercise will be accompanied by a written notice to the Company in substantially the form attached hereto as Schedule 1.

                 4.       TERMINATION OF EMPLOYMENT.

                 (a) Except to the extent otherwise specified by the Administrator, if, on or after the date an Option is granted under the Stock Option Plan, (i) (A) the Holder's employment with the Company is terminated by the Company for any reason other than (x) for Cause (as herein defined), or (y) death or disability (within the meaning of Section 22(e)(3) of the IRC), (B) the Holder retires in accordance with the Company's normal retirement policy or with the consent of the board of directors of the Company (the "Board"), or (C) the Holder's employment with the Company is Constructively Terminated (as defined herein), the Holder will have the right, not later than the earlier of
(a) three months after such termination or retirement or (b) the termination date of the Option, to exercise the Option, to the extent the right to exercise the Option will have accrued hereunder at the date of such termination of employment or retirement, except to the extent that the Option theretofore will have been exercised or (ii) the Holder's employment with the Company is terminated (A) by the Company for Cause or (B) by the Holder for any reason other than due to (x) the Holder being Constructively Terminated, (y) the Holder's retirement in accordance with the Company's normal retirement policy or with the consent of the Board, or (z) the Holder's death or disability, the right to exercise the Option will thereupon terminate.

                 (b) For purposes of this Agreement, the term "Cause" will mean (i) the Holder's continuing willful failure to perform his duties with respect to the Company (other than as a result of total or partial incapacity due to physical or mental illness), (ii) gross negligence or malfeasance by the Holder in the performance of his or her duties with respect to the Company,
(iii) an act or acts on the Holder's part constituting a felony under the laws of the United States or any state thereof which results or was intended to result directly or indirectly in gain or personal enrichment by the Holder at the expense of the Company or (iv) any other circumstances set forth in an employment agreement between the Company and the Holder which would constitute grounds for the Company to terminate the employment of the Holder for Cause.

                 (c) For purposes of this Agreement, the term "Constructively Terminated" means (i) a reduction in an amount equal to or greater than 15 percent of the Holder's base salary, (ii) a material reduction in the Holder's job function, duties or responsibilities or (iii) a required relocation of the Holder of more than 50 miles from such Holder's current job location; provided, however, that the employment with the Company will not be deemed to be Constructively Terminated in the event he or she is required to be a Division Chairman or Division President with the Company and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in connection with such change in position; provided, further, that the employment with the Company will not be deemed to be Constructively Terminated in the event he or she is required to be a Division Chairman or Division President of a division other than the division he or she is currently employed by and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in connection with such change in position; provided, further, that the employment of any person will not be deemed Constructively Terminated unless the Holder actually terminates his or her employment with the Company within 60 days after the occurrence of an event specified in clauses
(i), (ii) or (iii) above.

                 5.       DEATH OR DISABILITY.

                 (a) Except to the extent otherwise specified by the Administrator and as provided in paragraph (b) of this Section 5, if the Holder's employment with the Company is terminated because of his or her disability (within the meaning of Section 22(e)(3) of the IRC), the disabled Holder will have the right, not later than the earlier of (i) one year after such termination or (ii) the date 10 years from the date hereof, to exercise the Option, to the extent the right to exercise the Option will have accrued hereunder at the date of such termination of employment, except to the extent the Option theretofore will have been exercised.

                 (b) Except to the extent otherwise specified by the Administrator, if the Holder dies while in the employ of the Company or any subsidiary or division thereof or within three months after termination of his or her employment with the Company because of his or her disability, his or her personal representative or the person or persons to whom the Option will have been transferred by will or by the laws of descent and distribution will have the right, not later than the earlier of (i) one year after the date of the Holder's death or (ii) the date 10 years from the date hereof, to exercise the Option, to the extent the right to exercise the Option will have accrued at the date of death or disability, except to the extent the Option theretofore will have been exercised.

                 6.       TRANSFERABILITY.

                 The Option will not be transferable by the Holder other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the IRC or Title I of the Employee Retirement Income Security Act of 1974, as amended. During the lifetime of the Holder, the Option will be exercisable only by such Holder. If the Holder acquires Stock hereunder, he or she will only transfer such Stock in compliance with applicable federal and state securities laws.

                 7.       PAYMENT OF EXERCISE PRICE.

                 Payment for shares of Stock issued upon exercise of the Option will be paid in full on the date of purchase. Payment will be made either in cash or in such other consideration as the Administrator (as defined in the Stock Option Plan) deems appropriate. Notwithstanding the foregoing, shares of Stock will not be issued upon exercise of the Option unless and until the aggregate amount of federal, state and local taxes of any kind required to be withheld with respect to such exercise have been paid or satisfied or provision for their payment and satisfaction has been made upon such terms as the Administrator may prescribe.

                 8.       ADJUSTMENT TO OPTION.

                 The number of shares of Stock subject to the Option and the Exercise Price will be adjusted, as necessary, in accordance with the provisions of Section 11 of the Stock Option Plan.

                 9.       NO RIGHTS AS STOCKHOLDER.

                 The Holder will have no rights as a stockholder with respect to any Stock covered by the Option until such person has become the holder of record of such Stock, and, except for stock dividends as provided in Section 11 of the Stock Option Plan, no adjustment will be made for dividends (ordinary or extra-ordinary, whether in cash, securities or other property) or distributions or other rights in respect of such Stock for which the record date is prior to the date on which he or she will become the holder of record thereof.

                 10.      NO RIGHT TO CONTINUED EMPLOYMENT.

                 Nothing contained herein will restrict any right of the Company to terminate the employment of the Holder at any time, with or without Cause.

                 11.      REPRESENTATIONS.

                 At the time of any exercise of the Option, the Company may, if it will deem it necessary or desirable for any reason, require the Holder (i) to represent in writing to the Company that it is his then intention to acquire the Stock for investment and not with a view to the distribution thereof or
(ii) to postpone the date of exercise until such time as the Company has available for delivery to the Holder a prospectus meeting the requirements of all applicable federal or state securities laws.

                 12.      GOVERNING LAW.

                 This Agreement will be governed by the laws of the State of Delaware.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                        U.S. HOME CORPORATION


                                        By:__________________________
                                           Name:
                                           Title:


                                        HOLDER


                                        _____________________________
                                                 Signature

                                        Name: _______________________


                                        Address:  _____________________

                                                  _____________________

                                                                      SCHEDULE 1

U.S. Home Corporation
1800 West Loop South
Houston, Texas  77252

Attention:  Secretary

                 Re:      Notice of Exercise of Nonqualified Stock Option

Dear Sir:

                 I am the holder of the below-described nonqualified stock option granted under the U.S. Home Corporation (the "Company") Amended and Restated 1996 Employees' Stock Option Plan:

                              Number of Shares                  Exercise Price
Date of Option                Subject to Option                 Per Share



                 I hereby exercise my option to purchase ______ shares of the common stock, $.01 par value per share, of the Company, reserving my right to purchase any remaining shares subject to the option in accordance with its terms.

Dated:  ______________, ____

                                   Very truly yours,


                                   _________________________________
                                   Signature

                                   Name: ___________________________
                                   Address:_________________________

                                   _________________________________